Assets and Liabilities Held For Sale and Discontinued Operations - Schedule of Major Classes of Assets and Liabilities of Discontinued Operations (Details) - USD ($)	Jan. 16, 2025	Dec. 31, 2024	Dec. 31, 2023
Assets
Receivables, net	$ 71,793	$ 43,497
Inventory	875,996	898,962	$ 495,667
Prepaid expenses and deposits	94,568	137,875
Property and equipment	47,618	48,134
Right of use asset	51,721	64,340
Total assets held for sale	1,141,696	1,192,808	956,201
Liabilities
Accounts payable and accrued liabilities	307,024	449,125	535,361
Customer deposits	13,806	34,302	36,693
Lease liability	52,640	65,489	65,489
Total liabilities held for sale	373,470	548,916	782,543
Total assets and liabilities held for sale, net	$ 768,226	$ 643,892	$ 173,658